SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report
 (Date of earliest event reported) June 11, 1996


            FORD CREDIT AUTO LOAN MASTER TRUST,
 SERIES 1992-1, 1992-2, 1994-1, 1995-1, 1996-1 AND 1996-2

Delaware                 0-21686                     38-2973806
- --------     --------------------------------        ----------
State of        (Commission File Number)            IRS Employer
other juris-                                         I.D. Number
diction of
incorporation


     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)

The American Road, Dearborn, Michigan            48121
- -------------------------------------            -----
Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  313-322-3000

ITEM 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto
Loan Master Trust, Series 1992-1, 1992-2, 1994-1, 1995-1, 1996-1 and 1996-2
for the Collection Period ended May 31, 1996, provided to Chemical
Bank, as trustee, is attached hereto as Exhibit 19 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


                             EXHIBITS

DESIGNATION       DESCRIPTION               METHOD OF FILING
- -----------       -----------               ----------------

Exhibit 19     Report for the month ending  Filed with this
               May 31, 1996 provided        report.
               to Chemical Bank,
               as trustee under the
               Ford Credit Auto Loan Master
               Trust, Series 1992-1, 1992-2,
               1994-1, 1995-1, 1996-1 and 1996-2.

                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                      Ford Credit Auto Loan Master Trust,
           Series 1992-1, 1992-2, 1994-1, 1995-1, 1996-1 and 1996-2
                                 (Registrant)


Date: June 11, 1996             By: /s/Richard P. Conrad
                                ---------------------
                                 Richard P. Conrad
                                 Assistant Secretary of Ford
                                 Credit Auto Receivables
                                 Corporation, originator of Trust

                              EXHIBIT INDEX

Designation                   Description
- -----------         -------------------------------------
Exhibit 19          Report for the month ending May 31,
                    1996, provided to Chemical Bank,
                    as trustee under the Ford Credit
                    Auto Loan Master Trust,
                    Series 1992-1, 1992-2,
                    1994-1, 1995-1, 1996-1
                    and 1996-2.